Exhibit 99.3
Monthly Operating Report
ACCRUAL BASIS
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538
JUDGE: Russell F. Nelms
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DIVISION 6
MONTHLY OPERATING REPORT
MONTH ENDING: NOVEMBER 30, 2007
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	December 31, 2007

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	Chief Accounting Officer

ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	December 31, 2007

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538
COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007

ASSETS
1.	UNRESTRICTED CASH	$901,444	$1,369,171	$783,166
2.	RESTRICTED CASH		$0	$0

3.	TOTAL CASH	$901,444	$1,369,171	$783,166	$0

4.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$12,340,333	$3,826,311
5.	INVENTORY		$0	$0
6.	NOTES RECEIVABLE		$0	$0
7.	PREPAID EXPENSES		$161,981	$156,667
8.	OTHER (ATTACH LIST)	$129,586	$40,715	$56,513

9.	TOTAL CURRENT ASSETS	$15,553,353	$13,912,200	$4,822,657	$0

10.	PROPERTY, PLANT & EQUIPMENT	$511,103	$2,906,397	$2,906,397
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$2,121,736	$2,158,768

12.	NET PROPERTY, PLANT & EQUIPMENT	$511,103	$784,661	$747,629	$0

13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0
15.	OTHER (ATTACH LIST)	$150,000	$0	$0

16.	TOTAL ASSETS	$16,214,456	$14,696,861	$5,570,286	$0

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$346,032	$454,865
18.	TAXES PAYABLE		$13,470	$5,249
19.	NOTES PAYABLE		$0	$0
20.	PROFESSIONAL FEES		$0	$0
21.	SECURED DEBT		$0	$0
22.	OTHER (ATTACH LIST)		$34,272,677	$25,886,488

23.	TOTAL POSTPETITION LIABILITIES		$34,632,179	$26,346,602	$0

PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$139,928	$139,611
25.	PRIORITY DEBT	$223,906	$0	$0
26.	UNSECURED DEBT	$3,562,306	$4,571,009	$4,502,984
27.	OTHER (ATTACH LIST)		$0	$0

28.	TOTAL PREPETITION LIABILITIES	$20,470,956	$4,710,937	$4,642,595	$0

29.	TOTAL LIABILITIES	$20,470,956	$39,343,116	$30,989,197	$0

EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(23,236,677)	$(23,236,677)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,409,578)	$(2,182,234)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0

33.	TOTAL EQUITY	$0	$(24,646,255)	$(25,418,911)	$0

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$20,470,956	$14,696,861	$5,570,286	$0

Monthly Operating Report
ACCRUAL BASIS-2
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538
INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007		TOTAL

REVENUES
1.	GROSS REVENUES	$4,887,660	$(20,196)		$4,867,464
2.	LESS: RETURNS & DISCOUNTS	$0	$0		$0
3.	NET REVENUE	$4,887,660	$(20,196)	$0	$4,867,464
COST OF GOODS SOLD
4.	MATERIAL	$0	$0		$0
5.	DIRECT LABOR	$0	$0		$0
6.	DIRECT OVERHEAD	$0	$0		$0

7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0

8.	GROSS PROFIT	$4,887,660	$(20,196)	$0	$4,867,464
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$5,769	$3,462		$9,231
10.	SELLING & MARKETING	$127,489	$7,772		$135,261
11.	GENERAL & ADMINISTRATIVE	$524,543	$423,736		$948,279
12.	RENT & LEASE	$124,862	$227,416		$352,278
13.	OTHER (ATTACH LIST)	$5,492,493	$74,316		$5,566,809

14.	TOTAL OPERATING EXPENSES	$6,275,156	$736,702	$0	$7,011,858

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(1,387,496)	$(756,898)	$0	$(2,144,394)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$0	$21,366		$21,366
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0		$0
18.	INTEREST EXPENSE	$0	$91		$91
19.	DEPRECIATION / DEPLETION	$22,082	$37,033		$59,115
20.	AMORTIZATION	$0	$0		$0
21.	OTHER (ATTACH LIST)	$0	$0		$0
22.	NET OTHER INCOME & EXPENSES	$22,082	$15,758	$0	$37,840
REORGANIZATION EXPENSES					$0
23.	PROFESSIONAL FEES	$0	$0		$0
24.	U.S. TRUSTEE FEES	$0	$0		$0
25.	OTHER (ATTACH LIST)	$0	$0		$0

26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

27.	INCOME TAX	$0	$0		$0

28.	NET PROFIT (LOSS)	$(1,409,578)	$(772,656)	$0	$(2,182,234)

Monthly Operating Report
ACCRUAL BASIS-3
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007		TOTAL

CASH RECEIPTS AND DISBURSEMENTS
1.	CASH — BEGINNING OF MONTH	$901,444	$1,369,171		$901,444
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0		$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$7,326,436	$9,431,173		$16,757,609
4.	POSTPETITION	$0	$0		$0
5.	TOTAL OPERATING RECEIPTS	$7,326,436	$9,431,173	$0	$16,757,609
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0		$0
7.	SALE OF ASSETS	$0	$0		$0
8.	OTHER (ATTACH LIST)	$2,350	$0		$2,350

9.	TOTAL NON-OPERATING RECEIPTS	$2,350	$0	$0	$2,350

10.	TOTAL RECEIPTS	$7,328,786	$9,431,173	$0	$16,759,959

11.	TOTAL CASH AVAILABLE	$8,230,230	$10,800,344	$0	$17,661,403
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0		$0
13.	PAYROLL TAXES PAID	$0	$0		$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0		$0
15.	SECURED / RENTAL / LEASES	$6,857,106	$10,010,919		$16,868,025
16.	UTILITIES	$0	$0		$0
17.	INSURANCE	$0	$0		$0
18.	INVENTORY PURCHASES	$0	$0		$0
19.	VEHICLE EXPENSES	$0	$0		$0
20.	TRAVEL	$0			$0
21.	ENTERTAINMENT	$0	$0		$0
22.	REPAIRS & MAINTENANCE	$0	$0		$0
23.	SUPPLIES	$0	$0		$0
24.	ADVERTISING	$0	$0		$0
25.	OTHER (ATTACH LIST)	$3,953	$6,259		$10,212
26.	TOTAL OPERATING DISBURSEMENTS	$6,861,059	$10,017,178	$0	$16,878,237
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0

30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

31.	TOTAL DISBURSEMENTS	$6,861,059	$10,017,178	$0	$16,878,237

32.	NET CASH FLOW	$467,727	$(586,005)	$0	$(118,278)

33.	CASH — END OF MONTH	$1,369,171	$783,166	$0	$783,166

Monthly Operating Report
ACCRUAL BASIS-4
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007

ACCOUNTS RECEIVABLE AGING
1.	0-30		$10,350,494	$(200,386)
2.	31-60		$2,329,444	$3,884,160
3.	61-90		$172,339	$485,728
4.	91+		$(343,249)	$(268,040)

5.	TOTAL ACCOUNTS RECEIVABLE	$14,522,323	$12,509,028	$3,901,462	$0

6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$174,153	$75,351

7.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$12,334,875	$3,826,111	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: November 2007

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL

TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$5,249	$0	$0	$0	$5,249

5.	TOTAL TAXES PAYABLE	$5,249	$0	$0	$0	$5,249

6.	ACCOUNTS PAYABLE	$378,326	$76,539	$0	$0	$454,865

STATUS OF POSTPETITION TAXES	MONTH: October & November 2007

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY

FEDERAL
1.	WITHHOLDING**	$0	$37,219	$37,219	$0
2.	FICA-EMPLOYEE**	$0	$31,383	$31,383	$0
3.	FICA-EMPLOYER**	$0	$31,383	$31,383	$0
4.	UNEMPLOYMENT	$0	$308	$308	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$318,182	$318,182	$0

7.	TOTAL FEDERAL TAXES	$0	$418,475	$418,475	$0

STATE AND LOCAL
8.	WITHHOLDING	$0	$15,724	$15,724	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$877	$877	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0

15.	TOTAL STATE & LOCAL	$0	$16,601	$16,601	$0

16.	TOTAL TAXES	$0	$435,076	$435,076	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report
ACCRUAL BASIS-5
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
MONTH: November 2007
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL

A.	BANK:	Capital One	N/A	N/A
B.	ACCOUNT NUMBER:	3620477841
C.	PURPOSE (TYPE):	Depository

1.	BALANCE PER BANK STATEMENT	$793,333			$793,333
2.	ADD: TOTAL DEPOSITS NOT CREDITED	($13,997)			($13,997)
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$1,480			$1,480
5.	MONTH END BALANCE PER BOOKS	$780,816	$0	$0	$780,816
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE

BANK, ACCOUNT NAME & NUMBER
7.	N/A
8.
9.
10.

11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$2,350

13.	TOTAL CASH — END OF MONTH				$783,166

Monthly Operating Report
ACCRUAL BASIS-6
2007
CASE NAME: Kitty Hawk Cargo, Inc.

CASE NUMBER: 07-44538
MONTH: November 2007
PAYMENTS TO INSIDERS AND PROFESSIONALS
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1. Gregg Saylor	Salary, Expense Reports	$3,462	$9,231
2.
3.
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$3,462	$9,231

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.

6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
	NAME OF CREDITOR	DUE	MONTH	POSTPETITION

1.	Crown Credit (4 leases)	$1,434	$0	$2,868
2.	Duxbury Capital	$669	$0	$1,338
3.	Coactive Capital	$1,048	$0	$3,332
4.	US Bank	$168,775	$92,554	$168,775
5.	Other facility leases cancelled 11/07

6.	TOTAL	$171,926	$92,554	$176,313

Monthly Operating Report
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538
MONTH: November 2007
QUESTIONNAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1 — Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court
8, 10 — DIP order in place with Laurus does not allow post-petition payments after 10/29 until Laurus is paid in full.
INSURANCE

		YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY

See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk Cargo, Inc.
CASE NUMBER: 07-44538
MONTH: November 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation

3	8	All available cash received into each subsidiary cash account was transferred to paydown the Laurus Master Fund Secured Debt at Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. ( Case #07-44536)

7		All insurance policies for Kitty Hawk Cargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

Case Name:	Kitty Hawk Cargo, Inc.
Case Number:	07-44538
Details of Other Items

	October 2007	November 2007

ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	40,715	56,513	Reported

A/R Employees	250	1,048
A/R Other	22,831	22,831
Deposits	17,634	32,634

	40,715	56,513	Detail

	0	0	Difference

22. OTHER (ATTACH LIST)	34,272,677	25,886,488	Reported

Intercompany Payables	33,945,562	25,535,057
Accrued Wages	165,800	25,404
Accrued 401(k)	2,114	2,114
General Accrued AP	159,201	323,882
Accrued Union Dues		31

	34,272,677	25,886,488	Detail

	0	0	Difference

ACCRUAL BASIS — 2

13. OTHER OPERATING EXPENSE	5,492,493	74,316	Reported

Airline Allocation	1,711,813	80,740
Chartered Airline Expense	190,833	262
Trucking expense	3,398	0
Allocation from Ground	552,615	2,440
Aircraft Ground Operations	223,067	(9,766)
Fuel	2,230,525	(14,201)
Freight Handling Wages	170,037	22,021
Freight Handling Contractors	336,547	(25,302)
GSE Wages	20,588	15,240
Other Support	47,235	4,897
Non-reorganization Professional Fees	5,835	(2,015)

	5,492,493	74,316	Detail

	0	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	0	21,366	Reported

Gain on Sale of Asset	0	21,366

	0	21,366	Detail

	0	0	Difference

ACCRUAL BASIS — 3

8. OTHER (ATTACH LIST)	2,350	0	Reported

Opening Reconciling Item — Petty Cash	2,350	0

	2,350	0	Detail

	0	0	Difference

25. OTHER (ATTACH LIST)	3,953	6,259	Reported

Bank Charges	3,953	6,259

	3,953	6,259	Detail

	0	0	Difference

ACCRUAL BASIS — 4

Status of Post Petition Taxes		318,182	Reported

Federal Excise Taxes — collected and remitted		318,182

		318,182	Detail

		0	Difference